                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   JERALD G. FISHMAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                /s/  Jerald G. Fishman
                                            -----------------------------------
                                                     Jerald G. Fishman

                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   HERBERT L. HENKEL does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                  /s/   Herbert L. Henkel
                                              ---------------------------------
                                                        Herbert L. Henkel

                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   JAMES H. KASSCHAU does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                  /s/   James H. Kasschau
                                              ---------------------------------
                                                        James H. Kasschau

                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                 /s/  J. Douglas Maxwell, Jr.
                                              ---------------------------------
                                                      J. Douglas Maxwell, Jr.

                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   ROBERT N. PARKER does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                    /s/  Robert N. Parker
                                              ---------------------------------
                                                         Robert N. Parker

                                                            EXHIBIT 24



                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

   GEORGE P. STEPHAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

   IN WITNESS WHEREOF, the undersigned has executed this form this 27th day of March, 2000.



                                                   /s/  George P. Stephan
                                              ---------------------------------
                                                        George P. Stephan